UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2022

BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1349 East Broad Street
 Columbus, Ohio, United States 43205
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (614) 368-9898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

"We", "Us", "The Issuer" and or "the Company" refer to Better For You Wellness, Inc., a Nevada Company.

Item 8.01. Other Events.

Better For You Wellness, Inc. held a Meeting of the Board of Directors on February 5, 2022, via video conference (the "Board Meeting"). The seven members of the Company's Board of Directors (the "Board") include Ian James, Stephen Letourneau, Montel Williams, Christina Jefferson, Joseph Watson, David Deming, and Dr. Nicola Finley, MD. The results of the Board Meeting are as follows:

Establishment of Strategic Advisory Committee

The Board unanimously approved the establishment of a Strategic Advisory Committee (the "Committee"). The Committee will be tasked with providing acceleration, reach and guidance to further enhance the Company's value proposition and portfolio. The Committee will work closely with the Board and Better For You Wellness leadership and advise on matters relating to the company's capital raising efforts, acquisitions, public relations strategy, brand development, international expansion, and other initiatives.

Appointment of Strategic Advisory Committee Members

The Board appointed six initial Committee Members by unanimous consent:

● David King

● Laurie Racine

● Zhiping Zhang

● Melisse Gelula

● Christopher Brown

● Kate Hendrickson

Appointment of Audit Committee Chairperson

By unanimous vote of the Board's five non-executive Independent Directors, David Deming was appointed Chairperson of the Company's Audit Committee, which follows the Board's October 1, 2021 unanimous consent to establish the Audit Committee. The Audit Committee currently consists of three non-executive Independent Directors including Montel Williams, Joseph Watson, and David Deming.

New Compensation Committee Member and Appointment of Compensation Committee Chairperson

By unanimous vote of the Board's five non-executive Independent Directors, Christina Jefferson was appointed to the Company's Compensation Committee, filling the vacancy left by former Director Leslie Bumgarner. This action follows the Board's October 1, 2021 unanimous consent to establish the Compensation Committee. The Compensation Committee currently consists of Independent Directors, Christina Jefferson, Montel Williams, and Joseph Watson. Additionally, the Board's five non-executive Independent Directors unanimously appointed Joseph Watson, as Chairperson of the Compensation Committee.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: February 10, 2022	/s/ Ian James
Ian James Chief Executive Officer